AXOS FINANCIAL, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)

	At June 30,
(Dollars in thousands, except par value)	2026	2025
ASSETS
Cash and cash equivalents	$1,108,633	$1,933,845
Restricted cash	199,169	242,509
Total cash, cash equivalents and restricted cash	1,307,802	2,176,354
Trading securities	661	649
Available-for-sale securities	803,667	66,008
Stock of regulatory agencies	36,166	35,163
Loans held for sale, carried at fair value	14,937	10,012
Loans held for sale, lower of cost or fair value	5,129	—
Loans—net of allowance for credit losses of $347,375 as of June 30, 2026 and $290,049 as of June 30, 2025	25,595,403	21,049,610
Servicing rights, carried at fair value	25,653	27,218
Securities borrowed	163,462	139,396
Customer, broker-dealer and clearing receivables	347,944	252,720
Goodwill and other intangible assets—net	249,317	134,502
Other assets	1,411,728	891,446
TOTAL ASSETS	$29,961,869	$24,783,078

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits:
Non-interest bearing	$3,828,800	$3,040,696
Interest bearing	20,736,592	17,788,847
Total deposits	24,565,392	20,829,543
Advances from the Federal Home Loan Bank	154,000	60,000
Secured financings	576,680	—
Borrowings, subordinated notes and debentures	342,915	312,671
Securities loaned	194,729	139,426
Customer, broker-dealer and clearing payables	365,792	350,606
Accounts payable and other liabilities	595,943	410,155
Total liabilities	26,795,451	22,102,401
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS’ EQUITY:
Common stock—$0.01 par value; 150,000,000 shares authorized, 71,939,630 shares issued and 56,734,049 shares outstanding as of June 30, 2026; 71,101,642 shares issued and 56,483,617 shares outstanding as of June 30, 2025	719	711
Additional paid-in capital	592,916	548,895
Accumulated other comprehensive income (loss)—net of income tax	3,914	348
Retained earnings	3,108,897	2,618,525
Treasury stock, at cost; 15,205,581 shares as of June 30, 2026 and 14,618,025 shares as of June 30, 2025	(540,028)	(487,802)
Total stockholders’ equity	3,166,418	2,680,677
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$29,961,869	$24,783,078

AXOS FINANCIAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	Three Months Ended
	June 30,
(Dollars in thousands, except earnings per common share)	2026	2025
INTEREST AND DIVIDEND INCOME:
Loans, including fees	$470,407	$410,910
Securities borrowed and customer receivables	10,183	6,699
Investments and other	18,540	24,804
Total interest and dividend income	499,130	442,413
INTEREST EXPENSE:
Deposits	157,937	156,931
Advances from the Federal Home Loan Bank	10,194	310
Securities loaned	218	477
Other borrowings	12,891	4,534
Total interest expense	181,240	162,252
Net interest income	317,890	280,161
Provision for credit losses	17,850	14,997
Net interest income, after provision for credit losses	300,040	265,164
NON-INTEREST INCOME:
Broker-dealer fee income	11,330	11,013
Advisory fee income	9,220	7,747
Banking and service fees	36,757	9,515
Mortgage banking and servicing rights income	365	12,855
Prepayment penalty fee income	4,205	155
Total non-interest income	61,877	41,285
NON-INTEREST EXPENSE:
Salaries and related costs	82,666	74,888
Data and operational processing	24,891	20,358
Depreciation and amortization	26,810	7,691
Advertising and promotional	11,067	11,025
Professional services	9,322	10,362
Occupancy and equipment	6,812	4,536
FDIC and regulatory fees	7,001	6,990
Broker-dealer clearing charges	4,718	4,282
General and administrative expense	32,658	10,520
Total non-interest expense	205,945	150,652
INCOME BEFORE INCOME TAXES	155,972	155,797
INCOME TAXES	31,026	45,122
NET INCOME	$124,946	$110,675
Basic earnings per common share	$2.20	$1.96
Diluted earnings per common share	$2.16	$1.92

AXOS FINANCIAL, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	Year Ended June 30,
(Dollars in thousands, except earnings per common share)	2026	2025	2024
INTEREST AND DIVIDEND INCOME:
Loans, including fees	$1,831,455	$1,654,784	$1,499,572
Securities borrowed and customer receivables	31,933	25,492	22,407
Investments and other	93,564	135,189	133,628
Total interest and dividend income	1,956,952	1,815,465	1,655,607
INTEREST EXPENSE:
Deposits	646,365	667,753	670,570
Advances from the Federal Home Loan Bank	17,586	1,652	3,087
Securities loaned	974	1,830	2,214
Other borrowings	45,117	16,458	18,307
Total interest expense	710,042	687,693	694,178
Net interest income	1,246,910	1,127,772	961,429
Provision for credit losses	101,105	55,745	32,500
Net interest income, after provision for credit losses	1,145,805	1,072,027	928,929
NON-INTEREST INCOME:
Broker-dealer fee income	45,273	45,233	48,136
Advisory fee income	35,978	31,794	31,335
Banking and service fees	139,825	38,195	35,723
Mortgage banking and servicing rights income	6,108	13,007	10,000
Prepayment penalty fee income	6,399	2,837	5,069
Gain on acquisition	—	—	92,397
Total non-interest income	233,583	131,066	222,660
NON-INTEREST EXPENSE:
Salaries and related costs	323,046	297,955	250,873
Data and operational processing	91,885	80,433	69,370
Depreciation and amortization	80,623	29,019	27,086
Advertising and promotional	49,134	47,760	42,797
Professional services	42,806	37,572	36,532
Occupancy and equipment	22,391	17,705	16,704
FDIC and regulatory fees	27,693	27,558	20,546
Broker-dealer clearing charges	17,729	17,065	18,260
General and administrative expense	77,411	34,631	33,940
Total non-interest expense	732,718	589,698	516,108
INCOME BEFORE INCOME TAXES	646,670	613,395	635,481
INCOME TAXES	156,298	180,487	185,473
NET INCOME	$490,372	$432,908	$450,008
Basic earnings per common share	$8.66	$7.61	$7.82
Diluted earnings per common share	$8.48	$7.43	$7.66

LOANS & ALLOWANCE FOR CREDIT LOSSES
The following table sets forth the composition of the loan portfolio:

(Dollars in thousands)	June 30, 2026	June 30, 2025
Single Family - Mortgage & Warehouse	$4,581,772	$4,395,278
Multifamily and Commercial Mortgage	2,484,290	2,940,739
Commercial Real Estate	8,867,851	6,937,187
Commercial & Industrial - Non-RE	9,495,647	6,795,497
Auto & Consumer	666,477	482,996
Total gross loans	26,096,037	21,551,697
Allowance for credit losses - loans	(347,375)	(290,049)
Unaccreted premiums (discounts) and loan fees	(153,259)	(212,038)
Total net loans	$25,595,403	$21,049,610

AVAILABLE-FOR-SALE SECURITIES
The amortized cost and fair value of available-for-sale securities were:

	June 30, 2026
(Dollars in thousands)	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value
United States Treasury securities	$732,118	$304	$—	$732,422
Mortgage-backed securities (MBS):
Agency[1]	$68,344	$215	$(1,587)	$66,972
Non-agency[2]	3,330	974	(31)	4,273
Total mortgage-backed securities	71,674	1,189	(1,618)	71,245
Total available-for-sale securities	$803,792	$1,493	$(1,618)	$803,667

	June 30, 2025
(Dollars in thousands)	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value
Mortgage-backed securities (MBS):
Agency[1]	$48,229	$327	$(1,799)	$46,757
Non-agency[2]	14,395	1,232	(58)	15,569
Total mortgage-backed securities	62,624	1,559	(1,857)	62,326
Municipal	3,682	—	—	3,682
Total available-for-sale securities	$66,306	$1,559	$(1,857)	$66,008
1 Includes securities guaranteed by Ginnie Mae, a U.S. government agency, and the government sponsored enterprises Fannie Mae and Freddie Mac.
2 Private sponsors of securities collateralized primarily by first-lien mortgage loans on commercial properties or by pools of 1-4 family residential first mortgages. Primarily super senior securities secured by prime, Alt-A or pay-option ARM mortgages.

DEPOSITS
The following table sets forth the composition of the deposit portfolio:

(Dollars in thousands)	June 30, 2026	June 30, 2025
Non-interest bearing	$3,828,800	$3,040,696
Interest-bearing demand and savings	20,202,452	16,660,290
Time deposits	534,140	1,128,557
Total interest bearing	20,736,592	17,788,847
Total deposits[1]	$24,565,392	$20,829,543
1 The total interest-bearing includes brokered deposits of $953.7 million and $1,801.1 million as of June 30, 2026 and June 30, 2025, respectively, which include brokered time deposits of $149.9 million and $700.0 million as of June 30, 2026 and June 30, 2025, respectively.
The number of deposit accounts at the end of each of the last three fiscal years is set forth below:

	At June 30,
	2026	2025
Non-interest bearing	57,925	50,967
Interest-bearing checking and savings accounts	639,543	546,678
Time deposits	2,102	2,956
Total number of deposit accounts	699,570	600,601

AVERAGE BALANCES, NET INTEREST INCOME, YIELDS EARNED AND RATES PAID
Average Balances, Net Interest Income, Yields Earned and Rates Paid
The following table presents information regarding (i) average balances; (ii) the total amount of interest income from interest-earning assets and the weighted average yields on such assets; (iii) the total amount of interest expense on interest-bearing liabilities and the weighted average rates paid on such liabilities; (iv) net interest income; (v) interest rate spread; and (vi) net interest margin:

	For the Three Months Ended,
	June 30, 2026			June 30, 2025
(Dollars in thousands)	Average Balance[1]	Interest Income/ Expense	Average Yields Earned/Rates Paid[2]	Average Balance[1]	Interest Income/ Expense	Average Yields Earned/Rates Paid[2]
Assets:
Loans[3,4]	$25,535,601	$470,407	7.37%	$20,539,298	$410,910	8.00%
Non-purchased loans	24,943,763	451,156	7.23%	19,560,321	374,450	7.66%
Purchased loans[5]	591,838	19,251	13.01%	978,977	36,460	14.90%
Interest-earning deposits in other financial institutions	1,117,742	9,342	3.34%	2,149,658	23,652	4.40%
Mortgage-backed and other securities[4]	806,470	8,135	4.03%	76,214	642	3.37%
Securities borrowed and margin lending[6]	492,596	10,183	8.27%	344,061	6,699	7.79%
Stock of the regulatory agencies	46,501	1,063	9.14%	29,599	510	6.89%
Total interest-earning assets	27,998,910	499,130	7.13%	23,138,830	442,413	7.65%
Non-interest-earning assets	1,566,243			813,673
Total assets	$29,565,153			$23,952,503
Liabilities and Stockholders’ Equity:
Interest-bearing demand and savings	$18,972,408	$151,833	3.20%	$16,284,806	$148,589	3.65%
Time deposits	610,773	6,104	4.00%	845,052	8,342	3.95%
Securities loaned	203,242	218	0.43%	108,963	477	1.75%
Advances from the FHLB	1,057,452	10,194	3.86%	60,001	310	2.07%
Secured financings	614,702	7,234	4.71%
Borrowings, subordinated notes and debentures	365,732	5,657	6.19%	355,690	4,534	5.10%
Total interest-bearing liabilities	21,824,309	181,240	3.32%	17,654,512	162,252	3.68%
Non-interest-bearing demand deposits	3,639,612			2,960,476
Other non-interest-bearing liabilities	916,533			710,207
Stockholders’ equity	3,184,699			2,627,308
Total liabilities and stockholders’ equity	$29,565,153			$23,952,503
Net interest income		$317,890			$280,161
Interest rate spread[7]			3.81%			3.97%
Net interest margin[8]			4.54%			4.84%
1Average balances are obtained from daily data.
2Annualized.
3Loans include loans held for sale, loan premiums and unearned fees.
4Interest income includes reductions for amortization of loan and available-for-sale securities premiums and earnings from accretion of discounts and loan fees.
5Purchased loans include loans, loan discounts and unearned fees related to the FDIC Loan Purchase.
6Margin lending is the significant component of the asset titled customer, broker-dealer and clearing receivables on the unaudited Condensed Consolidated Balance Sheets.
7Interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate paid on interest-bearing liabilities.
8Net interest margin represents annualized net interest income as a percentage of average interest-earning assets.

AVERAGE BALANCES, NET INTEREST INCOME, YIELDS EARNED AND RATES PAID
The following table presents information regarding (i) average balances; (ii) the total amount of interest income from interest-earning assets and the weighted-average yields on such assets; (iii) the total amount of interest expense on interest- bearing liabilities and the weighted-average rates paid on such liabilities; (iv) net interest income; (v) interest rate spread; and (vi) net interest margin:

	For the Fiscal Years Ended June 30,
	2026			2025			2024
(Dollars in thousands)	Average Balance[1]	Interest Income / Expense	Average Yields Earned / Rates Paid	Average Balance[1]	Interest Income / Expense	Average Yields Earned / Rates Paid	Average Balance1	Interest Income / Expense	Average Yields Earned / Rates Paid
Assets:
Loans[2,3]	$23,781,799	$1,831,455	7.70%	$19,853,221	$1,654,784	8.34%	$18,010,709	$1,499,572	8.33%
Non-purchased loans	23,069,131	1,716,105	7.44%	18,880,093	1,494,140	7.91%	17,458,451	1,405,202	8.05%
Purchased loans[4]	712,668	115,350	16.19%	973,128	160,644	16.51%	552,258	94,370	17.09%
Interest-earning deposits in other financial institutions	1,779,674	69,021	3.88%	2,665,865	128,073	4.80%	2,242,226	120,861	5.39%
Mortgage-backed and other securities	521,479	21,446	4.11%	109,405	5,181	4.74%	218,565	11,234	5.14%
Securities borrowed and margin lending[4]	435,559	31,933	7.33%	344,055	25,492	7.41%	329,154	22,407	6.81%
Stock of the regulatory agencies	35,272	3,097	8.78%	26,930	1,935	7.19%	17,250	1,533	8.89%
Total interest-earning assets	26,553,783	$1,956,952	7.37%	22,999,476	$1,815,465	7.89%	20,817,904	1,655,607	7.95%
Non-interest-earning assets	1,262,124			775,958			811,032
Total assets	$27,815,907			$23,775,434			$21,628,936
Liabilities and Stockholders’ Equity:
Interest-bearing demand and savings	$18,252,569	$609,800	3.34%	$16,181,014	$632,919	3.91%	$14,352,569	$626,678	4.37%
Time deposits	908,013	36,565	4.03%	859,400	34,834	4.05%	1,062,644	43,892	4.13%
Securities loaned	163,966	974	0.59%	113,330	1,830	1.61%	153,552	2,214	1.44%
Advances from the FHLB	455,746	17,586	3.86%	74,385	1,652	2.22%	107,454	3,087	2.87%
Secured financings	508,663	23,108	4.54%	—	—	—%	—	—	—%
Borrowings, subordinated notes and debentures	369,148	22,009	5.96%	332,665	16,458	4.95%	358,452	18,307	5.11%
Total interest-bearing liabilities	20,658,105	$710,042	3.44%	17,560,794	$687,693	3.92%	16,034,671	694,178	4.33%
Non-interest-bearing demand deposits	3,360,937			2,968,839			2,769,272
Other non-interest-bearing liabilities	792,945			743,920			745,472
Stockholders’ equity	3,003,920			2,501,881			2,079,521
Total liabilities and stockholders’ equity	$27,815,907			$23,775,434			$21,628,936
Net interest income		$1,246,910			$1,127,772			$961,429
Interest rate spread[6]			3.93%			3.97%			3.62%
Net interest margin[7]			4.70%			4.90%			4.62%
1.Average balances are obtained from daily data.
2.Loans include loans held for sale, loan premiums and unearned fees.
3.Interest income includes reductions for amortization of loan and available-for-sale securities premiums and earnings from accretion of discounts and loan fees.
4.Purchased loans include loans, loan discounts and unearned fees related to the FDIC Loan Purchase.
5.Margin lending is the significant component of the asset titled customer, broker-dealer and clearing receivables on the audited consolidated balance sheets.
6.Interest rate spread represents the difference between the weighted-average yield on interest-earning assets and the weighted-average rate paid on interest-bearing liabilities.
7.Net interest margin represents annualized net interest income as a percentage of average interest-earning assets.

SEGMENT SELECTED FINANCIAL INFORMATION
Banking Business Segment

	Fiscal Year Ended
	June 30, 2026	June 30, 2025
Efficiency ratio	42.19%	40.80%
Return on average assets	1.90%	2.02%
Interest rate spread	4.00%	4.03%
Net interest margin	4.74%	4.95%

Securities Business Segment

	June 30,
(Dollars in thousands)	2026	2025
FDIC insured program balances at banks	$1,673,368	$1,444,830
Margin balances	$312,623	$229,387
Cash reserves for the benefit of customers	$101,024	$146,835
Securities lending:
Interest-earning assets – stock borrowed	$163,462	$139,396
Interest-bearing liabilities – stock loaned	$194,729	$139,426